UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2018 (April 24, 2018)

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EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9743 (Commission File Number)	47-0684736 (I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2
Houston, Texas  77002
(Address of principal executive offices) (Zip Code)

713-651-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EOG RESOURCES, INC.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The 2018 annual meeting of stockholders (Annual Meeting) of EOG Resources, Inc. (EOG) was held on April 24, 2018, in Houston, Texas, for the following purposes: (i) to elect eight directors to hold office until EOG's 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) to ratify the appointment by the Audit Committee of EOG's Board of Directors (Board) of Deloitte & Touche LLP, independent registered public accounting firm, as EOG's auditors for the year ending December 31, 2018; (iii) to approve an amendment and restatement of the EOG Resources, Inc. Employee Stock Purchase Plan (to be effective January 1, 2018), as further described below; and (iv) to hold a non-binding advisory vote on the compensation of EOG's named executive officers.

At the close of business on February 27, 2018, the record date for the Annual Meeting, there were 578,637,869 shares of EOG common stock issued, outstanding and entitled to vote at the Annual Meeting. Proxies for the Annual Meeting were solicited by the Board pursuant to Regulation 14A under the Securities Exchange Act of 1934 (as amended) and there was no solicitation in opposition to the Board's nominees for director.

Each of the eight nominees for director was duly elected by EOG's stockholders, with votes as follows:

Nominee	Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes

Janet F. Clark	468,326,128	98.65%	6,394,871	134,053	32,324,757
Charles R. Crisp	453,771,128	95.79%	19,901,989	1,181,935	32,324,757
Robert P. Daniels	469,358,539	98.87%	5,358,318	138,195	32,324,757
James C. Day	463,445,104	97.62%	11,289,623	120,325	32,324,757
C. Christopher Gaut	463,493,306	97.95%	9,660,947	1,700,799	32,324,757
Donald F. Textor	456,492,815	96.15%	18,236,793	125,444	32,324,757
William R. Thomas	462,421,611	97.89%	9,951,874	2,481,567	32,324,757
Frank G. Wisner	443,541,748	94.87%	23,963,324	7,349,980	32,324,757

The appointment of Deloitte & Touche LLP, independent registered public accounting firm, as EOG's auditors for the year ending December 31, 2018, was ratified by EOG's stockholders, with votes as follows:

Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes

501,807,225	98.96%	5,231,970	140,614	-0-

As described in EOG's definitive proxy statement for the Annual Meeting, the amendment and restatement of EOG's Employee Stock Purchase Plan, if approved by our stockholders at the Annual Meeting, would (i) increase, by 2,500,000, the number of shares of our Common Stock available for issuance pursuant to stock options granted to eligible employees under the plan, (ii) extend the term of the plan to December 31, 2027 and (iii) effect certain other administrative and clarifying changes. The amendment and restatement was approved by EOG's stockholders by the following vote:

Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes

473,459,780	99.73%	1,235,762	159,510	32,324,757

The EOG Resources, Inc. Employee Stock Purchase Plan (As Amended and Restated Effective January 1, 2018) is filed as Exhibit 4.4(a) to EOG's Registration Statement on Form S-8, filed with the United States Securities and Exchange Commission on April 26, 2018.

With respect to the non-binding advisory vote on the compensation of EOG's named executive officers as disclosed in EOG's definitive proxy statement for the Annual Meeting, the compensation of EOG's named executive officers was approved by EOG's stockholders by the following vote:

Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes

452,834,153	95.48%	21,421,348	599,551	32,324,757

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: April 26, 2018	By:	/s/ TIMOTHY K. DRIGGERS Timothy K. Driggers Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

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